NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $66,698.03
                     = $1,200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4            $54,196.20
+ Annual Premium*                            $16,000.00
- Premium Expense Charge**                      $560.00
- Monthly Deduction***                        $1,590.24
- Mortality & Expense Charge****                $618.95
+ Hypothetical Rate of Return*****             ($728.99)
                                             ----------
=                                            $66,698.02 (rounded to the nearest
                                                         dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---

            1               $52.46
            2               $52.47
            3               $52.48
            4               $52.49
            5               $52.50
            6               $52.51
            7               $52.53
            8               $52.54
            9               $52.55
           10               $52.56
           11               $52.57
           12               $52.58

           Total           $630.24

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month           Interest
          -----           --------

           1              ($61.96)
           2              ($61.73)
           3              ($61.51)
           4              ($61.30)
           5              ($61.07)
           6              ($60.86)
           7              ($60.64)
           8              ($60.42)
           9              ($60.21)
          10              ($59.98)
          11              ($59.76)
          12              ($59.55)

          Total          ($728.99)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $66,698.02
- Year 5 Surrender Charge        $22,433.82
                                 ----------
=                                   $44,264 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $80,103.22
                     = $1,200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4            $63,108.43
+ Annual Premium*                            $16,000.00
- Premium Expense Charge**                      $560.00
- Monthly Deduction***                        $1,584.11
- Mortality & Expense Charge****                $699.26
+ Hypothetical Rate of Return*****            $3,838.16
                                             ----------
=                                               $80,103 (rounded to the nearest
                                                         dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

          Month            COI
          -----            ---

           1             $52.04
           2             $52.04
           3             $52.03
           4             $52.02
           5             $52.02
           6             $52.01
           7             $52.01
           8             $52.00
           9             $51.99
          10             $51.99
          11             $51.98
          12             $51.98

          Total         $624.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month         Interest
          -----         --------

           1             $316.99
           2             $317.50
           3             $318.02
           4             $318.53
           5             $319.06
           6             $319.57
           7             $320.10
           8             $320.62
           9             $321.15
          10             $321.68
          11             $322.21
          12             $322.74

          Total        $3,838.16

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $80,103.22
- Year 5 Surrender Charge        $22,433.82
                                 ----------
=                                   $57,669 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $95,819.65
                     = $1,200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4            $73,147.12
+ Annual Premium*                            $16,000.00
- Premium Expense Charge**                      $560.00
- Monthly Deduction***                        $1,577.07
- Mortality & Expense Charge****                $789.71
+ Hypothetical Rate of Return*****            $9,599.31
                                             ----------
=                                               $95,820 (rounded to the nearest
                                                         dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

          Month            COI
          -----            ---

           1             $51.57
           2             $51.55
           3             $51.52
           4             $51.49
           5             $51.47
           6             $51.44
           7             $51.41
           8             $51.38
           9             $51.35
          10             $51.32
          11             $51.30
          12             $51.27

          Total         $617.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month         Interest
          -----         --------

           1             $771.53
           2             $776.56
           3             $781.63
           4             $786.73
           5             $791.89
           6             $797.08
           7             $802.31
           8             $807.59
           9             $812.91
          10             $818.27
          11             $823.67
          12             $829.12

          Total        $9,599.31

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $95,819.65
- Year 5 Surrender Charge        $22,433.82
                                 ----------
=                                   $73,386 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $64,873.72
                     = $1,200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4            $52,812.86
+ Annual Premium*                            $16,000.00
- Premium Expense Charge**                      $560.00
- Monthly Deduction***                        $2,063.35
- Mortality & Expense Charge****                $604.19
+ Hypothetical Rate of Return*****             ($711.60)
                                             ----------
=                                               $64,874 (rounded to the nearest
                                                         dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

          Month            COI
          -----            ---

           1             $67.85
           2             $67.87
           3             $67.89
           4             $67.90
           5             $67.92
           6             $67.94
           7             $67.95
           8             $67.97
           9             $67.99
          10             $68.01
          11             $68.02
          12             $68.04

          Total         $815.35

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------

           1          ($60.68)
           2          ($60.43)
           3          ($60.17)
           4          ($59.93)
           5          ($59.67)
           6          ($59.43)
           7          ($59.17)
           8          ($58.92)
           9          ($58.68)
          10          ($58.42)
          11          ($58.17)
          12          ($57.92)

          Total      ($711.60)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $64,873.72
- Year 5 Surrender Charge         $22,433.82
                                  ----------
=                                    $42,440 (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $78,009.75
                     = $1,200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4            $61,559.27
+ Annual Premium*                            $16,000.00
- Premium Expense Charge**                      $560.00
- Monthly Deduction***                        $2,055.60
- Mortality & Expense Charge****                $683.03
+ Hypothetical Rate of Return*****            $3,749.09
                                             ----------
=                                               $78,010 (rounded to the nearest
                                                         dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

          Month            COI
          -----            ---

           1             $67.33
           2             $67.32
           3             $67.32
           4             $67.31
           5             $67.31
           6             $67.30
           7             $67.30
           8             $67.29
           9             $67.29
          10             $67.28
          11             $67.28
          12             $67.27

          Total         $807.60

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------

           1            $310.56
           2            $310.90
           3            $311.23
           4            $311.57
           5            $311.91
           6            $312.25
           7            $312.59
           8            $312.93
           9            $313.27
          10            $313.62
          11            $313.96
          12            $314.30

          Total       $3,749.09

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $78,009.73
- Year 5 Surrender Charge         $22,433.82
                                  ----------
=                                    $55,576 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $93,419.80
                     = $1,200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4            $71,415.86
+ Annual Premium*                            $16,000.00
- Premium Expense Charge**                      $560.00
- Monthly Deduction***                        $2,046.66
- Mortality & Expense Charge****                $771.86
+ Hypothetical Rate of Return*****            $9,382.47
                                             ----------
=                                               $93,420 (rounded to the nearest
                                                         dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

          Month            COI
          -----            ---

           1             $66.73
           2             $66.70
           3             $66.67
           4             $66.64
           5             $66.61
           6             $66.57
           7             $66.54
           8             $66.51
           9             $66.47
          10             $66.44
          11             $66.41
          12             $66.37

          Total         $798.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------

           1            $756.09
           2            $760.65
           3            $765.25
           4            $769.89
           5            $774.56
           6            $779.28
           7            $784.03
           8            $788.81
           9            $793.64
          10            $789.51
          11            $803.41
          12            $808.36

          Total       $9,382.47

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $93,419.81
- Year 5 Surrender Charge        $22,433.82
                                 ----------
=                                   $70,986 (rounded to the nearest dollar)